Ambac                        Ambac Assurance Corporation
                             c/o CT Corporation Systems
                             44 East Mifflin Street, Madison, Wisconsin
                             53703
                             Administrative Office:
                             One State Street Plaza, New York, New York
                             10004
                             Telephone:  (212) 668-0340


Certificate Guaranty Insurance Policy
Insured Obligations:                                        Policy Number:

GMACM Mortgage Loan Trust 2000-J6 GMACM                     AB0424BE
Mortgage Pass-Through Certificates, Series 2000-J6, Class
A-5, A-6, A-7, A-8, A-9, A-10 and A-11
                                              Premium:

                                              As specified in the endorsement
                                              attached hereto


Ambac Assurance Corporation (Ambac) A Wisconsin Stock Insurance Company in consideration of the payment of the premium and subject to the terms of this Policy, hereby agrees unconditionally and irrevocably to pay to the Trustee for the benefit of the Holders of the Insured Obligations, that portion of the Insured Amounts which shall become Due for Payment but shall be unpaid by reason of Nonpayment.

Ambac will make such  payments to the Trustee from its own funds on the later of
(a) one (1) Business Day following notification to Ambac of Nonpayment or (b) the Business Day on which the Insured Amounts are Due for Payment. Such payments of principal or interest shall be made only upon presentation of an instrument of assignment in form and substance satisfactory to Ambac, transferring to Ambac all rights under such Insured Obligations to receive the principal of and interest on the Insured Obligation. Ambac shall be subrogated to all the Holders' rights to payment on the Insured Obligations to the extent of the insurance disbursements so made. Once payments of the Insured Amounts have been made to the Trustee, Ambac shall have no further obligation hereunder in respect of such Insured Amounts.

In the event the Trustee for the Insured Obligations has notice that any payment of principal or interest on an Insured Obligation which has become Due for Payment and which is made to a Holder by or on behalf of the Trustee has been deemed a preferential transfer and theretofore recovered from its Holder pursuant to the United States Bankruptcy Code in accordance with a final, nonappealable order of a court of competent jurisdiction, such Holder will be entitled to payment from Ambac to the extent of such recovery if sufficient funds are not otherwise available.

This Policy is noncancelable by Ambac for any reason, including failure to receive payment of any premium due hereunder. The premium on this Policy is not refundable for any reason. This Policy does not insure against loss of any prepayment or other acceleration payment which at any time may become due in respect of any Insured Obligation, other than at the sole option of Ambac, nor against any risk other than Nonpayment, including failure of the Trustee to make any payment due Holders of Insured Amounts.

To the fullest extent permitted by applicable law, Ambac hereby waives and agrees not to assert any and all rights and defenses, to the extent such rights and defenses may be available to Ambac, to avoid payment of its obligations under this Policy in accordance with the express provisions hereof.

Any capitalized terms not defined herein shall have the meaning given such terms in the endorsement attached hereto or in the Agreement.

In witness whereof, Ambac has caused this Policy to be affixed with its corporate seal and to be signed by its duly authorized officers in facsimile to become effective as their original signatures and binding upon Ambac by virtue of the countersignature of its duly authorized representative.



/s/ Philip B. Lassiter                             /s/  Anne G. Gill
President                                          Secretary

                                                   /s/ Jeffery D. Nabi
Effective Date: December 21, 2000                  Authorized Representative

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                                EXECUTED VERSION



                CERTIFICATE GUARANTY INSURANCE POLICY ENDORSEMENT


Attached to and forming                          Effective Date of Endorsement:
part of Policy No. AB0424BE                                   December 21, 2000
issued to:

Wells Fargo Bank Minnesota, National Association, as Trustee for the Holders of the GMACM Mortgage Pass-Through Certificates, Series 2000-J6, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10 and Class A-11

        For all purposes of this Policy, the following terms shall have the following meanings:

        "Accrued Certificate Interest" has the meaning set forth in the Agreement; provided, however, that for all purposes of this Policy, Accrued Certificate Interest on the Insured Certificates shall include any Prepayment Interest Shortfalls and any shortfalls resulting from the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, or similar legislation allocated to the Insured Certificates (but only to the extent that such amounts are not offset by Compensating Interest paid by the Servicer or withdrawals from the Insured Reserve Fund).

        "Agreement" shall mean the Pooling and Servicing Agreement, dated as of December 21, 2000, between Residential Asset Mortgage Products, Inc., as the Company, GMAC Mortgage Corporation, as Servicer, and Wells Fargo Bank Minnesota, National Association, as Trustee, as such Agreement may be amended, modified or supplemented from time to time as set forth in the Agreement, provided that any such amendment, modification or supplement shall have been approved in writing by the Insurer.

        "Business Day" shall mean any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the States of New York, Pennsylvania, Minnesota or Maryland are authorized or obligated by law or executive order to be closed.

        "Certificate Guarantee Insurance Policy" or "Policy" shall mean this Certificate Guaranty Insurance Policy together with each and every endorsement hereto.

        "Distribution Date" shall mean the 25th day of any month (or if such 25th day is not a Business Day, the first Business Day immediately following) beginning with the First Distribution Date.

        "Due for Payment" shall mean with respect to any Insured Amounts, such amount that is due and payable pursuant to the terms of the Agreement on the related Distribution Date.

        "First Distribution Date" shall mean January 25, 2001.

        "Guaranteed Distributions" shall mean, with respect to the Insured Certificates as of any Distribution Date (after application of amounts in the

Insured Reserve Fund and any Compensating Interest allocated to the Insured Certificates), the distribution to be made to the Holders of the Insured
Certificates in an aggregate amount equal to the sum of (1) the Accrued Certificate Interest thereon, (2) the principal portion of any Realized Losses allocated to the Insured Certificates on such Distribution Date, and (3) the Certificate Principal Balance of the Insured Certificates to the extent unpaid on the final Distribution Date or earlier termination of the Trust Fund pursuant to the terms of the Agreement.

        "Holder" shall mean any person who is the registered owner or beneficial owner of any Insured Certificate.

        "Indemnification Agreement" shall mean the Indemnification Agreement, dated as of December __, 2000, among Residential Asset Mortgage Products, Inc., as Depositor, GMAC Mortgage Corporation, and Ambac Assurance Corporation, as such Agreement may be amended, modified or supplemented from time to time.

        "Insured Amounts" shall mean, with respect to any Distribution Date, the Guaranteed Distributions for such Distribution Date.

        "Insured Certificates" shall mean any one of the Certificates designated as a Class A-5 Certificate, a Class A-6 Certificate, a Class A-7 Certificate, a Class A-8 Certificate, a Class A-9 Certificate, a Class A-10 Certificate or a Class A-11 Certificate, substantially in the form set forth in Exhibit A-1 to the Agreement.

        "Insured Payments" shall mean, with respect to any Distribution Date, the aggregate amount actually paid by the Insurer to the Trustee in respect of
(i) Insured Amounts for such Distribution Date and (ii) Preference Amounts for any given Business Day.

        "Insurer" shall mean Ambac Assurance Corporation, or any successor thereto, as issuer of the Certificate Guaranty Insurance Policy.

        "Nonpayment" shall mean, with respect to any Distribution Date, an Insured Amount which is Due for Payment but has not been and will not be paid in respect of such Distribution Date pursuant to the Agreement.

        "Notice" shall mean the telephonic or telegraphic notice, promptly confirmed in writing by telecopy substantially in the form of Exhibit A to the Policy, the original of which is subsequently delivered by registered or certified mail, from the Trustee specifying the Insured Amount which shall be due and owing on the applicable Distribution Date.

        "Preference Amount" means any payment of Insured Amounts on any Insured Certificate which has become Due for Payment and which is made to a Holder by or on behalf of the Trustee which has been deemed a preferential transfer and theretofore recovered from its Holder pursuant to the United States Bankruptcy Code in accordance with a final, non-appealable order of a court of competent jurisdiction.

        "Term of the Policy" shall mean the period from and including the date of issuance of the Policy to and including the date on which (i) the Certificate Principal Balance of the Insured Certifcates is reduced to zero, (ii) any period during which any payment of the Insured Certificates could have been avoided in whole or in part as a preference payment under applicable bankruptcy, insolvency, receivership or similar law has expired, and (iii) if any proceedings requisite to avoidance as a preference payment have been commenced prior to the occurrence of (i) and (ii), a final and nonappealable order in resolution of each such proceeding has been entered.

        "Trustee" shall mean Wells Fargo Bank Minnesota, National Association, or its successor-in-interest, in its capacity as trustee under the Agreement, or if any successor trustee or any co-trustee shall be appointed as provided therein, then "Trustee" shall also mean such successor trustee or such co-trustee, as the case may be, subject to the provisions thereof.

        Capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Agreement as of the date of execution of the Policy, without giving effect to any subsequent amendment to or modification of the Agreement unless such amendment or modification has been approved in writing by the Insurer.

        As provided by the Policy, the Insurer will pay any amount payable hereunder no later than 12:00 noon, New York City time, on the later of the Distribution Date on which the related Insured Amount is due or the Business Day following actual receipt in New York, New York on a Business Day by the Insurer of a Notice; provided that, if such Notice is received after 12:00 noon, New York City time, on such Business Day, it shall be deemed to be received on the following Business Day. If any such Notice is not in proper form or is otherwise insufficient for the purpose of making a claim under the Policy, it shall be deemed not to have been received for purposes of this paragraph, and the Insurer shall promptly so advise the Trustee and the Trustee may submit an amended or corrected Notice.

        The Insurer shall pay any Preference Amount when due to be paid pursuant to the Order referred to below, but in any event on the Distribution Date next following actual receipt on a Business Day by the Insurer of (i) a certified copy of a final, non-appealable order of a court or other body exercising jurisdiction in such insolvency proceeding to the effect that the Trustee or the Holder is required to return such Preference Amount paid during the term of this Policy because such payments were avoided as a preferential transfer or otherwise rescinded or required to be restored by the Trustee or the Holder (the "Order"), (ii) a certificate by or on behalf of the Trustee that the Order has been entered and is not subject to any stay, (iii) an assignment, in form and substance satisfactory to the Insurer, duly executed and delivered by the Trustee, irrevocably assigning to the Insurer all rights and claims of the Trustee or the Holder relating to or arising under the Agreement against the estate of the Trustee or otherwise with respect to such Preference Amount and
(iv) a Notice of Nonpayment (attached hereto as Exhibit A) appropriately completed and executed by the Trustee. Such payment shall be disbursed to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order, and not to the Trustee or the Holder, as applicable, directly, unless the Trustee or the Holder, as applicable, has made a payment of the Preference Amount to the court or such receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order, in which case the Insurer will pay the Trustee on behalf of the Holder, subject to the delivery of (a) the items refereed to in clauses (i), (ii), (iii) and (iv) above to the Insurer and (b) evidence satisfactory to the Insurer that payment has been made to such court or receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order.

        The Insurer hereby agrees that it shall be subrogated to the rights of Holders by virtue of any previous payment under this Policy provided that no recovery of such payment will occur unless the full amount of the Holders' allocable distributions for such Distribution Date can be made. In so doing, the Insurer does not waive its rights to seek full payment of all amounts owed to it under the Agreement.

        The terms and provisions of the Agreement constitute the instrument of assignment referred to in the second paragraph of the face of this Policy.

        A premium will be payable on this Policy on each Distribution Date as provided in Section 4.02(a) of the Agreement, beginning with the First Distribution Date, in an amount, with respect to each Distribution Date, equal to the Insurance Premium (as defined in the Agreement).

        The Policy to which this Endorsement is attached and of which it forms a part is hereby amended to provide that there shall be no acceleration payment due under the Policy unless such acceleration is at the sole option of the Insurer. The Policy is further hereby amended, to the extent necessary, to clarify that the reference to "loss of any prepayment or any other acceleration payment" in the fourth paragraph of the face of the Policy does not refer to that portion of any shortfall, if any, in interest on any mortgage loan in any month in which such mortgage loan is paid prior to its stated maturity.

        This Policy does not cover shortfalls, if any, attributable to the liability of the Trust Fund, any REMIC or the Trustee for withholding taxes, if any (including interest and penalties in respect of any such liability) or any other taxes, withholding or other charge imposed by any governmental authority.

        On and after the completion of the Term of the Policy, the Policy shall be void and of no force and effect whatsoever.

        Nothing herein contained shall be held to vary, alter, waive or extend any of the terms, conditions, provisions, agreements or limitations of the above mentioned Policy other than as above stated. Notwithstanding the foregoing sentence, if there is any conflict or inconsistency between the Policy and this Endorsement, the terms of this Endorsement shall control.

        No waiver of any rights or powers of the Insurer, the Holders or the Trustee or consent by any of them shall be valid unless signed by an authorized officer or agent thereof.

        This Policy is issued under and pursuant to, and shall be construed under, the laws of the State of New York (without giving effect to the conflict of laws provisions thereof).

        IN  WITNESS  WHEREOF,   Ambac  Assurance  Corporation  has  caused  this
Endorsement to the Policy to be signed by its duly authorized officers.

First Vice President                               Assistant Secretary



  /s/ Jeffery D. Nabi                                /s/ Melissa L. Velie
----------------------------                       -----------------------------

                                EXECUTED VERSION

                                    EXHIBIT A
                  TO THE CERTIFICATE GUARANTY INSURANCE POLICY
                               Policy No. AB0424BE


                         NOTICE OF NONPAYMENT AND DEMAND
                         FOR PAYMENT OF INSURED AMOUNTS

                                                          Date:  [      ]

Ambac Assurance Corporation
One State Street Plaza
New York, New York 10004
Attention: General Counsel

        Reference is made to Certificate Guaranty Insurance Policy No. AB0424BE (the "Policy") issued by Ambac Assurance Corporation ("Ambac"). Terms capitalized herein and not otherwise defined shall have the meanings specified in the Policy and the Agreement, as the case may be, unless the context otherwise requires.

        The Trustee hereby certifies as follows:

          1.   The Trustee is the Trustee under the Agreement for the Holders.

          2.   The relevant Distribution Date is [date].

          3.   Payment   on  the   Insured   Certificates   in  respect  of  the
               Distribution Date is due to be received on ____________________ under the Agreement, in an amount equal to $________________.

          4.   There  is  a  shortfall  of   $______________   in  a  Guaranteed
               Distribution in respect of the Insured Certificates, which amount is an Insured Amount pursuant to the terms of the Agreement.

          5. The Trustee has not heretofore made a demand for the Insured Amount in respect of the Distribution Date.

          6. The Trustee hereby requests the payment of the Insured Amount that is Due for Payment be made by Ambac under the Policy and directs that payment under the Policy be made to the following account by bank wire transfer of federal or other immediately available funds in accordance with the terms of the Policy to:
               ____________________________________ Trustee's account number.

          7. The Trustee hereby agrees that, following receipt of the Insured Amount from Ambac, it shall (a) hold such amounts in trust and apply the same directly to the distribution of payment on the Insured Certificates when due; (b) not apply such funds for any other purpose; (c) deposit such funds to the Ambac Policy Payments Account and not commingle such funds with other funds held by the Trustee and (d) maintain an accurate record of such payments with respect to each Insured Certificate and the corresponding claim on the Policy and proceeds thereof.

                                   [Name of Trustee]



                                   By:
                                      ---------------------------------

                                   Title:
                                         ------------------------------
                                                 (Officer)